SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



Date of Report: November 3, 2006


                                 LIFE USA, INC.
                        --------------------------------
              (Exact name of registrant as specified in its charter)



 COLORADO                       000-50294                84-142675
- ----------------           -------------            ------------
(State or other               (Commission              (IRS Employer
jurisdiction of               File Number)             Identification No.
incorporation)                                          pre-merger)



               2300 Canyon Blvd. Suite 4, Boulder, CO 80302
                 --------------------------------------------
              (Address of principal executive offices) (Zip Code)


                                 303 - 415 1900
                                 --------------
                         (Registrant's Telephone number)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: NONE

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))
[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL  OFFICERS:  ELECTION OF DIRECTORS:
APPOINTMENT OF PRINCIPAL OFFICERS.

Kelly Kendall has resigned as  Director  effective  November 2, 2006.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  November 3, 2006                              LIFE USA, INC.


                                                  By: /s/ Rick Newton
                                                  ---------------------------
                                                  Rick Newton, CFO/CEO